EXHIBIT 99.1

This Statement on Form 3 is filed by Abrams Capital, LLC, Abrams Capital Partners II, L.P., Whitecrest Partners, L.P., and Abrams Capital Partners I, L.P. The principal business address of each of the Reporting Persons is 222 Berkeley Street, 22nd Floor, Boston, MA 02116.

Name of Designated Filer: Abrams Capital, LLC

Date of Event Requiring Statement: June 2, 2004

Issuer Name and Ticker or Trading Symbol: Global Signal Inc. (GSL)


                                                ABRAMS CAPITAL, LLC

                                                /s/ David Abrams
                                                --------------------------------
                                                By: David Abrams
                                                    ----------------------------
                                                Its: Managing Member
                                                     ---------------------------


                                                ABRAMS CAPITAL PARTNERS II, L.P.

                                                By: ABRAMS CAPITAL, LLC, its
                                                General Partner

                                                /s/ David Abrams
                                                --------------------------------
                                                By: David Abrams
                                                    ----------------------------
                                                Its: Managing Member
                                                     ---------------------------


                                                WHITECREST PARTNERS, L.P.

                                                By: ABRAMS CAPITAL, LLC, its
                                                General Partner

                                                /s/ David Abrams
                                                --------------------------------
                                                By: David Abrams
                                                    ----------------------------
                                                Its: Managing Member
                                                     ---------------------------


                                                ABRAMS CAPITAL PARTNERS I, L.P.

                                                By: ABRAMS CAPITAL, LLC, its
                                                General Partner

                                                /s/ David Abrams
                                                --------------------------------
                                                By: David Abrams
                                                    ----------------------------
                                                Its: Managing Member
                                                     ---------------------------